Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces

Results for the First Quarter Ended March 31, 2015 and

Resolution with the U.S. Internal Revenue Service

SAN JOSE, California, April 22, 2015--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading company in high performance power solutions, today announced financial results for the quarter ended March 31, 2015.

The results for the quarter ended March 31, 2015 are as follows:

●	Net revenue was $73.5 million, a 2.9% decrease from $75.7 million in the fourth quarter of 2014 and a 22.4% increase from $60.1 million in the first quarter of 2014.
●

GAAP gross margin was 54.0%, which included the impact of $0.2 million for stock-based compensation expense and $0.4 million for the amortization of acquisition-related intangible assets, compared with 53.4% in the first quarter of 2014, which included the impact of $0.2 million for stock-based compensation expense.

●

Non-GAAP gross margin(1) was 54.8%, which excluded the impact of $0.2 million for stock-based compensation expense and $0.4 million for the amortization of acquisition-related intangible assets, compared with 53.8% in the first quarter of 2014, which excluded the impact of $0.2 million for stock-based compensation expense.

●

GAAP operating expenses were $33.8 million, including $33.5 million for research and development (R&D) and selling, general and administrative (SG&A) expenses, which included $9.0 million for stock-based compensation expense and $0.1 million of deferred compensation plan expense, and $0.3 million for litigation expenses. Comparatively, for the quarter ended March 31, 2014, GAAP operating expenses were $23.0 million, including $31.7 million for R&D and SG&A expense, which included $7.4 million for stock-based compensation expense, and a $(8.7) million net litigation benefit. For the quarter ended March 31, 2014, MPS recognized a one-time $9.5 million litigation benefit from the settlement of the O2 Micro lawsuit.

●

Non-GAAP(1) operating expenses were $24.7 million, excluding $9.0 million for stock-based compensation expense and $0.1 million of deferred compensation plan expense, compared with $15.6 million, excluding $7.4 million for stock-based compensation expense, for the quarter ended March 31, 2014.

●

GAAP net income was $6.0 million and GAAP earnings per share were $0.15 per diluted share. Comparatively, GAAP net income was $9.0 million and GAAP earnings per share were $0.23 per diluted share for the quarter ended March 31, 2014.

●

Non-GAAP(1) net income was $14.9 million and non-GAAP earnings per share were $0.37 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $15.6 million and non-GAAP earnings per share of $0.39 per diluted share, excluding stock-based compensation expense, net deferred compensation plan income and related tax effects, for the quarter ended March 31, 2014.

The following is a summary of revenue by end market for the periods indicated, estimated based on the Company’s assessment of available end market data (in millions):

	Three Months Ended March 31,
End Market	2015	2014
Communication	$17.3	$13.6
Storage and Computing	11.4	10.6
Consumer	31.5	26.1
Industrial	13.3	9.8
Total	$73.5	$60.1

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three Months Ended March 31,
Product Family	2015	2014
DC to DC	$66.3	$54.0
Lighting Control	7.2	6.1
Total	$73.5	$60.1

“MPS continues to execute against its plan," said Michael Hsing, CEO and founder of MPS. “We expect to deliver high growth quality revenue.”

In April 2015, MPS’s Board of Directors approved an extension of the current stock buyback program to December 31, 2015.

Resolution with the Internal Revenue Service

MPS also announced today a settlement with the U.S. Internal Revenue Service that resolves the IRS audit of MPS's taxes for the years 2005 through 2007. The settlement includes the following elements:

●

During the second quarter of 2015, MPS will make a payment of $1.2 million for taxes related primarily to the revaluation of a license to certain intellectual property rights of the company to one of its foreign subsidiaries.

●	The Buy-In payment is final and no additional payment will be required with respect to the intellectual property license for the years under examination or for a previous or subsequent tax year.
●	MPS expects to make a $1.1 million related interest payment in the next few months as well as a $0.2 million tax payment for the years 2008 to 2013.

●

Under GAAP, the income tax impact is recorded in the period of resolution. Therefore, the results for the Company’s second quarter will include a one-time net charge of $2.3 million reflecting the taxes and interest to be paid, partially offset by the reversal of previously accrued tax liabilities and valuation allowances. Of the $2.3 million charge, approximately $1.6 million relates to taxes and $0.7 million to interest.

●	There were no penalties assessed on MPS.
●	The agreement permits MPS to repatriate approximately $17.4 million of cash from its foreign subsidiary without any U.S. federal tax consequences other than those summarized above.

Business Outlook

The following are MPS’ financial targets for the second quarter ending June 30, 2015:

●	Revenue in the range of $79 million to $83 million.

●

GAAP gross margin between 53.7% and 54.7%. Non-GAAP(1) gross margin between 54.5% and 55.5%. This excludes an estimated impact of stock-based compensation expenses of 0.3% and amortization of acquisition-related intangible assets of 0.5%.

●

GAAP R&D and SG&A expenses between $32.6 million and $34.6 million. Non-GAAP(1) R&D and SG&A expenses between $24.3 million and $25.3 million. This excludes an estimate of stock-based compensation expenses in the range of $8.3 million to $9.3 million.

●	Total stock-based compensation expense of $8.6 million to $9.6 million.

●	Litigation expenses of $200,000 to $400,000.

●	Other income of $200,000 to $300,000 before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 40.7 million and 41.1 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP operating expenses and non-GAAP R&D and SG&A expenses differ from net income, earnings per share, gross margin, operating expenses, and R&D and SG&A expenses determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share for the quarters ended March 31, 2015 and 2014 exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin for the quarters ended March 31, 2015 and 2014 exclude the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses for the quarters ended March 31, 2015 and 2014 exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended March 31, 2015 results at 2:00 p.m. PT / 5:00 p.m. ET, April 22, 2015. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 23954504. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses and diluted shares outstanding for the quarter ending June 30, 2015, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, expected revenue growth and the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, (vi) the income tax impact from the resolution of audits with the Internal Revenue Service, and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v) or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its annual report on Form 10-K filed with the SEC on March 2, 2015.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.

Monolithic Power Systems (MPS) is the leading company in high performance power solutions. Founded in 1997, MPS pioneered integrated power semiconductor solutions and power delivery architectures. MPS' mission is to provide innovative power solutions in Cloud Computing, Telecom, Industrial and Automotive, and Consumer market segments. MPS has over 1,000 employees worldwide, located in the United States, China, Taiwan, Korea, Japan and across Europe.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	March 31,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$95,966	$126,266
Short-term investments	137,791	112,452
Accounts receivable, net	25,343	25,630
Inventories	53,396	40,918
Prepaid expenses and other current assets	2,727	2,880
Total current assets	315,223	308,146
Property and equipment, net	64,256	62,942
Long-term investments	5,394	5,389
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	6,445	6,812
Deferred tax assets, net	1,052	1,049
Other long-term assets	10,689	8,457
Total assets	$409,630	$399,366

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,900	$13,138
Accrued compensation and related benefits	7,366	9,020
Accrued liabilities	18,626	14,703
Total current liabilities	45,892	36,861
Deferred tax and other tax liabilities	6,016	5,876
Other long-term liabilities	12,270	10,204
Total liabilities	64,178	52,941
Stockholders' equity:
Common stock, $0.001 par value; shares authorized:
150,000; shares issued and outstanding: 39,253 and 38,832 as of March 31, 2015 and December 31, 2014, respectively	241,737	240,500
Retained earnings	97,619	100,114
Accumulated other comprehensive income	6,096	5,811
Total stockholders’ equity	345,452	346,425
Total liabilities and stockholders’ equity	$409,630	$399,366

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Revenue	$73,538	$60,061
Cost of revenue	33,855	27,964
Gross profit	39,683	32,097
Operating expenses:
Research and development	16,038	15,603
Selling, general and administrative	17,518	16,109
Litigation expense (benefit), net	270	(8,700)
Total operating expenses	33,826	23,012
Income from operations	5,857	9,085
Interest and other income, net	642	190
Income before income taxes	6,499	9,275
Income tax provision	536	257
Net income	$5,963	$9,018

Net income per share:
Basic	$0.15	$0.23
Diluted	$0.15	$0.23
Weighted-average shares outstanding:
Basic	39,105	38,470
Diluted	40,596	39,517

Cash dividends declared per common share	$0.20	$-

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014
Cost of revenue	$242	$205
Research and development	2,620	2,005
Selling, general and administrative	6,357	5,388
Total stock-based compensation expense	$9,219	$7,598

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
Net income	$5,963	$9,018
Net income as a percentage of revenue	8.1%	15.0%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	9,219	7,598
Amortization of acquisition-related intangible assets	367	-
Deferred compensation expense (income), net	40	(24)
Tax effect	(673)	(1,007)
Non-GAAP net income	$14,916	$15,585
Non-GAAP net income as a percentage of revenue	20.3%	25.9%

Non-GAAP net income per share:
Basic	$0.38	$0.41
Diluted	$0.37	$0.39

Shares used in the calculation of non-GAAP net income per share:
Basic	39,105	38,470
Diluted	40,596	39,517

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014
Gross profit	$39,683	$32,097
Gross margin	54.0%	53.4%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	242	205
Amortization of acquisition-related intangible assets	367	-
Non-GAAP gross profit	$40,292	$32,302
Non-GAAP gross margin	54.8%	53.8%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014
Total operating expenses	$33,826	$23,012

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(8,977)	(7,392)
Deferred compensation plan expense	(166)	(13)
Non-GAAP operating expenses	$24,683	$15,607

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014
Total operating income	$5,857	$9,085
Operating income as a percentage of revenue	8.0%	15.1%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	9,219	7,598
Amortization of acquisition-related intangible assets	367	-
Deferred compensation plan expense	166	13
Non-GAAP operating income	$15,609	$16,696
Non-GAAP operating income as a percentage of revenue	21.2%	27.8%

RECONCILIATION OF OTHER INCOME TO NON-GAAP OTHER INCOME

(Unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014
Total interest and other income, net	$642	$190
Adjustments to reconcile other income to non-GAAP other income:
Deferred compensation plan income	(126)	(36)
Non-GAAP interest and other income, net	$516	$154

2015 SECOND QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	June 30, 2015
	Low	High
Gross margin	53.7%	54.7%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Amortization of acquisition-related intangible assets	0.5%	0.5%
Non-GAAP gross margin	54.5%	55.5%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	June 30, 2015
	Low	High
R&D and SG&A expenses	$32,600	$34,600
Adjustments to reconcile R&D and SG&A expenses to non-GAAP R&D and SG&A expenses:
Stock-based compensation expense	(8,300)	(9,300)
Non-GAAP R&D and SG&A expenses	$24,300	$25,300